UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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PGT INNOVATIONS, INC.

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Your Vote Counts! PGT INNOVATIONS, INC. 2022 Annual Meeting Vote by June 9, 2022 11:59 PM ET. For shares held in a Plan, vote by June 7, 2022 11:59 PM ET. PGT INNOVATIONS, INC. ATTN: RYAN QUINN 1070 TECHNOLOGY DRIVE NORTH VENICE, FL 34275 D85378-P68615 You invested in PGT INNOVATIONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2022. Get informed before you vote View the Annual Report on Form 10-K and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 10, 2022 3:00 PM ET Virtually at: www.virtualshareholdermeeting.com/PGTI2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. To elect three Class I directors, nominated by the Board of Directors, each to serve until the 2025 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified:
Nominees: 1a. Xavier F. Boza For
1b. Alexander R. Castaldi For
1c. William J. Morgan For
2. To approve the compensation of our Named Executive Officers on an advisory basis. For
3. To approve the amendment and restatement of the 2019 Equity and Incentive Compensation Plan. For
4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year. For
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D85379-P68615